                                                                    Exhibit 10.5

                  STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT

         This STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT, dated as of January
19, 2006,  is by and among Soft Wave Media,  Inc., a Delaware  corporation  (the
"CORPORATION"),  each of the  holders  of the  Corporation's  Common  Stock  (as defined below) as of the date hereof (such holders being set forth on SCHEDULE A hereto)  and such  additional  persons who become  holders of the  Corporation's
Common  Stock from and after the date hereof (as set forth on SCHEDULE A hereto, as it may be  supplemented  from and after the date hereof)  (collectively,  the
"STOCKHOLDERS").

                              W I T N E S S E T H:

         WHEREAS,  the Stockholders own all of the issued and outstanding shares
(the "SHARES") of the Corporation's  Common Stock, par value $.01 per share (the
"COMMON STOCK"); and

         WHEREAS,  the  Stockholders  and the Corporation  believe that it is in their best interests to impose certain restrictions and obligations with respect to the transfer of the Shares; and

         WHEREAS,  the  Stockholders  and the Corporation  believe that it is in their  best  interests  to set forth  certain  agreements  with  respect  to the governance of the Corporation; and

         WHEREAS,  the  Stockholders  and the Corporation  believe that it is in their  best  interests  to set forth  certain  agreements  with  respect  to the registration of the shares of the Corporation.

         NOW,  THEREFORE,  in consideration of the premises and mutual covenants set forth herein, it is mutually agreed by and among the parties as follows:

         1. DEFINITIONS. As used in this Agreement, unless the context otherwise requires:

         "AGREEMENT"  means this Stockholder and  Registration  Rights Agreement and any amendments and supplements hereto.

         "BONA FIDE OFFER" means a written offer from a financially  responsible party or parties  identified therein by name and address,  reasonably  appearing able to comply with the terms of such offer.

         "COMMON STOCK" shall have the meaning set forth in the recitals to this
Agreement.

         "CORPORATION"  shall have the meaning set forth in the  introduction to this Agreement.

         "EFFECTIVE  DATE" means the date upon which a Notice of Offer is deemed to have been first delivered to the Corporation.

         "EXCHANGE  ACT" means the  Securities  Exchange Act of 1934, as amended from time to time, and the rules and  regulations of the Securities and Exchange
Commission promulgated thereunder.

         "FOUNDING  STOCKHOLDER(S)"  means Soft Wave Media, LLC, Alowex, LLC and
Remnant Media, LLC.

         "FOUNDING  STOCKHOLDER  SHARES"  means all shares of Common Stock which are held on the date hereof by the Founding Stockholder(s).

         "INVESTORS"  means those  Stockholders  set forth on SCHEDULE A hereto, other than Soft Wave Media, LLC.

         "INVESTOR  SHARES"  means all shares of Common  Stock which are held on the date hereof by the Investors.

         "NOTICE OF EXERCISE"  means the written notice  required to be given by the  Corporation  or a Stockholder to exercise the option to purchase the Shares offered for Transfer.

         "NOTICE OF OFFER" means the written notice of a Stockholder's intention to  Transfer  any of his Shares  and which  sets forth the name of the  proposed
Transferee,  the number of Shares to be Transferred and the terms and conditions of the proposed  Transfer.  Such notice shall be accompanied by a copy of a Bona
Fide Offer received in connection with such proposed Transfer.

         "PERMITTED  TRANSFER"  means,  in the  case of a given  Stockholder,  a transfer to a Permitted Transferee of such Stockholder.

         "PERMITTED  TRANSFEREE" means (i) in the case of a Founding Stockholder
(or any direct or indirect Permitted Transferee of a Founding Stockholder),  one
or more of the following persons or entities: Soft Wave Media, LLC, Alowex, LLC,
Remnant  Media,  LLC, Josh Wexler,  Stavros  Aloizos,  Michael  Caprio,  Charles
Omphalius,  Jay Keay or Larry Gershman, and (ii) in the case of an Investor, any entity  in which  Robert  A.  Berman,  Scott  Kaniewski  and/or  such  Investor, singularly  or  collectively,  owns  at  least  51%  of the  outstanding  voting securities;  PROVIDED, HOWEVER, that no person or entity shall be deemed to be a
Permitted  Transferee  unless  such  person or entity,  in  connection  with the purported  Permitted  Transfer  to  such  person  or  entity,  shall  execute  a counterpart to this Agreement,  in form and substance reasonably satisfactory to the Board of  Directors  of the  Corporation,  pursuant  to which such person or entity agrees to be bound by all of the terms and provisions of this Agreement.

         "REGISTRABLE HOLDER" means the Founding  Stockholder(s),  the Investors and any person to whom Registrable Shares are transferred in accordance with the terms of this Agreement (so long as such person holds Registrable Shares).

         "REGISTRABLE  SHARES" means (i) the Founding  Stockholder  Shares, (ii)
the Investor Shares,  and (iii) any shares of Common Stock issued or issuable in respect  of such  shares  upon any  stock  split,  reverse  stock  split,  stock dividend,  recapitalization,  or similar  event;  PROVIDED,  HOWEVER,  as to any particular  Registrable  Shares,  such securities  shall cease to be Registrable
Shares when (i) such  securities  shall have been sold  pursuant to an effective registration  statement  under the Securities  Act, (ii) such  securities can be sold in the public market  pursuant to Rule 144 of the Securities  Act,  without regard to volume  limitations,  (iii) such securities  shall have been otherwise transferred,  new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Corporation and subsequent disposition of them shall not require  registration  under the Securities  Act, or (iv) such securities shall have ceased to be outstanding.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

         "SELLING  STOCKHOLDER" means any Stockholder who has delivered a Notice of Offer.

         "SHARES" means the issued and outstanding shares of the Common Stock of the Corporation.

         "STOCKHOLDERS"  shall have the meaning set forth in the introduction to this Agreement.

         "TRANSFER" means to directly or indirectly sell,  assign,  hypothecate, transfer, pledge, mortgage or in any other way encumber or dispose of Shares and shall be defined to include the process whereby Shares are transferred.

         "TRANSFEREE" means the person or entity to which a Selling  Stockholder desires to Transfer Shares.

         2.  RESTRICTIONS ON TRANSFER OF SHARES.  No Stockholder  shall Transfer any Shares that he or it may now or hereafter hold, nor shall any such Shares be transferable,  except  in  compliance  with the terms of this  Agreement  and in compliance with all applicable federal and state securities laws. No Transfer of
Shares will be recognized by the  Corporation  unless a  registration  statement relating  thereto has been declared  effective  under the  Securities Act or the
Selling Stockholder establishes to the satisfaction of the Corporation that such
Transfer  of Shares is exempt from  registration  under the  Securities  Act and applicable state securities laws.

         3. RIGHTS OF FIRST REFUSAL.

         (a) No less than 21 days prior to any Transfer,  other than a Permitted
Transfer,  a Stockholder  desiring to Transfer  Shares shall furnish a Notice of
Offer to the Corporation and to each other  Stockholder.  For a period of 7 days after  the  Effective  Date of the  Notice of Offer  (to the  Corporation),  the
Corporation  shall have an option to  purchase  all or any portion of the Shares offered for Transfer by the Selling Stockholder on the same terms and conditions as set forth in the Notice of Offer. If the Corporation  elects to exercise such option, it must deliver to the Selling Stockholder a Notice of Exercise within 7 days of the Effective Date of the Notice of Offer (to the Corporation).

         (b) If the  Corporation  elects not to exercise  said option for all of the Shares to be  Transferred  by the  Selling  Stockholder,  then it shall give prompt  notice  thereof (by  courier or other  means of  personal  service or by national  overnight  delivery service) to the Selling  Stockholder and the other
Stockholders,  after  which such other  Stockholders  will have an option for an additional 7 days to purchase all or any portion of the remaining Shares offered for Transfer by the Selling  Stockholder on the same terms and conditions as set forth in the  Notice of Offer.  If such a  Stockholder  elects to  exercise  its option to acquire  Shares to be  Transferred,  it must  deliver  to the  Selling
Stockholder  a Notice of Exercise  within 14 days of the  Effective  Date of the
Notice of Offer (to the  Corporation).  If more than one such other  Stockholder exercises said option,  then each such other Stockholder shall have the right to purchase  Shares of the  Selling  Stockholder  on a pro rata basis  based on the current number of Shares owned by each purchasing Stockholder.

         (c) The Notice of Exercise  delivered by the  Corporation  or any other
Stockholder shall specify a closing date within 21 days after the Effective Date of the Notice of Offer (to the  Corporation).  The Selling  Stockholder  and the
purchasers may extend the closing date by mutual written consent.

         (d) If  either  the  Corporation  or any  other  Stockholders  elect to exercise  their  option to purchase  all or any portion of the Shares,  then the
Selling  Stockholder  may not Transfer  such Shares to any other  party.  If the periods during which the Corporation and the other  Stockholders are entitled to exercise  their options to purchase  such Shares expire  without the exercise of said  options  with  respect to any of the Shares so  offered,  then the Selling
Stockholder shall, for a period ending 30 days after the termination of the last applicable  option  period,  be free to Transfer  such Shares to the  Transferee making the Bona Fide Offer contained in the Notice of Offer, but only so long as such  Transfer is  effected on terms and  conditions  no less  favorable  to the
Selling  Stockholder as those set forth in the Bona Fide Offer  contained in the
Notice of Offer. Any Transferee  shall, as a condition to the recognition by the
Corporation  of  such  Transfer,   execute  an  instrument   acceptable  to  the
Corporation  acknowledging  the terms and restrictions of this Agreement and the
Transferee's obligation to be bound hereby and all Shares shall be marked with a legend referencing a restriction on Transfer pursuant to the terms hereof.

         (e) If the Selling  Stockholder does not Transfer the Shares within the period  specified in paragraph  (d) hereof,  then such Shares shall again become subject to the restrictions of this Agreement.

         (f) Any Shares  purchased by the  Corporation  shall be restored to the status of authorized but unissued Shares.

         (g) The Selling  Stockholder will be responsible for the payment of any and all  expenses  incurred by the Selling  Stockholder  in the  exercise of the rights specified in this Section 3 and the sale of his or its Shares.

         4. BOARD OF DIRECTORS AND OFFICERS.  During the term of this  Agreement
(as set forth in  Section  13),  each  Stockholder  shall  vote his  Shares  and otherwise  act so as to cause the Board of  Directors  of the  Corporation  (the
"BOARD") to be  comprised  of four  persons,  constituted  as  follows:  (i) two persons  nominated by Alowex,  LLC, such persons to initially be Stavros Aloizos and Josh Wexler;  and (ii) two persons  nominated by Remnant  Media,  LLC,  such persons to initially be Charles Omphalius and Mike Caprio.

         5. INCIDENTAL REGISTRATION RIGHTS.

         (a) If the Corporation proposes to file a registration  statement under the  Securities  Act with respect to a primary or  secondary  offering of equity securities of the  Corporation  (other than a  registration  statement  relating solely to (i) securities to be offered to employees  pursuant to a stock option, stock  savings,  or  other  employee  benefit  plan  of the  Corporation  or its affiliates; (ii) securities proposed to be issued by the Corporation in exchange for  securities  or assets of, or in connection  with a merger or  consolidation with,  another  corporation;  (iii)  securities to be offered by the Corporation generally to any class or series of its then-existing  security holders; or (iv)
securities to be offered or issued  pursuant to a  combination  of the foregoing transactions),  then the Corporation  shall give written notice of such proposed filing to each Registrable Holder as soon as practicable,  and such notice shall offer the  opportunity  to register  all or any part of the  Registrable  Shares owned  by  such  Registrable  Holder.  Registrable  Holders  shall  have 15 days following  receipt  of such  notice to request  in  writing  inclusion  of their
Registrable Shares in such registration,  which request shall specify the number of Registrable Shares a Registrable Holder proposes to register.

         (b)  Whenever a  Registrable  Holder  requests  that all or part of his
Registrable Shares be included in a proposed registration, the Corporation shall use its reasonable best efforts to effect the  registration of such  Registrable
Shares  and to cause  the  managing  underwriter  of any  proposed  underwritten offering  to permit the  requested  Registrable  Shares to be  included  in such registration.  Registrable  Holders  may only  participate  in the  underwritten portion  of  such  registration  if  each  of them  (i)  agrees  to  sell  their
Registrable  Shares on the basis provided in any  underwriting  arrangements and
(ii) completes and executes all questionnaires, powers of attorney, underwriting agreements  and  other  documents  reasonably  required  under the terms of such underwriting  arrangements and these  registration  rights.  Among other things, each Registrable Holder agrees, if his or its Registrable Shares are included in an underwritten offering, that he or it will, upon the reasonable request of the
managing   underwriter,   join  in  any  general  agreement  with  the  managing
underwriter  not  to  effect  any  public  sale  or  distribution  of his or its remaining  Registrable Shares pursuant to such registration for a period of time not to  exceed  180 days  after  the date any  such  registration  statement  is declared effective under the Securities Act.

         (c)  Notwithstanding  anything  else set forth in paragraph (a) of this
Section 5, the Corporation  may, at the discretion of a majority of its Board of
Directors and without the consent of any requesting Registrable Holder, withdraw any registration and abandon the proposed offering. Furthermore, if the managing underwriter of an  underwritten  offering  advises the  Corporation  that in its opinion either because of (i) the size of the offering that the  Corporation and any  Registrable  Holders desire to make or (ii) the kind of securities that the
Corporation and any Registrable Holders intend to include in such offering,  the success of the offering could be materially and adversely  affected by inclusion of the Registrable  Shares requested to be included,  then (A) in the event that the size of the offering is the basis of such  managing  underwriter's  opinion, the amount of  Registrable  Shares to be offered for the account of  Registrable
Holders shall be reduced on a pro rata basis among such Registrable  Holders (on the basis of the amount of  Registrable  Shares  intended to be included in such registration by each such Registrable Holder as compared to the aggregate amount of Registrable  Shares intended to be included by all such Registrable  Holders)
to the extent  necessary to reduce the total amount of Registrable  Shares to be
included  in  such  offering  to  the  amount   recommended   by  such  managing
underwriter;  and (B) in the event that the kind or combination of securities to be offered is the basis of such managing  underwriter's  opinion,  the amount of
Registrable Shares to be included in such offering shall be reduced as described in clause (A) above or, if any such  reduction  would,  in the  judgment  of the managing  underwriter,  be insufficient to  substantially  eliminate the adverse effect that inclusion of the Registrable  Shares  requested to be included could have on such  offering,  such  Registrable  Shares  shall be excluded  from such underwritten offering.  Notwithstanding the exclusion of such Registrable Shares from such  underwritten  offering,  the Corporation  will cause such Registrable
Shares to be registered for resale in the same registration statement,  provided that the requesting  Registrable Holders agree not to consummate any such resale of their Registrable Shares pursuant to such registration statement for a period of 180 days after such  registration  statement is declared  effective under the
Securities Act. The  Corporation  agrees to maintain the  effectiveness  of such registration  statement  under the Securities Act for up to 12 months after such
180-day period has expired or until all such registered  Registrable  Shares are sold, whichever is earlier.

         (d) The  registration  rights  under this Section 5 shall only apply to the first three  registration  statements  filed by the Corporation and declared effective under the Securities Act, other than registration  statements relating to those offerings  described in items (i) through (iv) of paragraph (a) of this
Section 5.

         6. ADDITIONAL REGISTRATION RIGHTS.

         (a) If at any time (1) the  Corporation  shall  receive from any one or more  Registrable  Holders  of  Registrable  Shares a written  request  that the
Corporation  effect a  registration  of all or any  portion of such  Registrable
Shares on Form S-3 or any  successor  thereto,  (2) the  reasonably  anticipated proceeds from such Registrable Shares shall be at least $1,500,000,  and (3) the
Corporation is a registrant entitled to use Form S-3 or any successor thereto to register such shares, the Corporation will:

                  (i) promptly give written notice of the proposed  registration to all Registrable Holders; and

                  (ii) use its  reasonable  best  efforts to effect,  as soon as reasonably practicable, such registration as may be so requested and as would permit or  facilitate  the sale and  distribution  of all or such
         portion  of  such   Registrable   Holder's  or   Registrable   Holders'
         Registrable Shares as are specified in such request,  together with all or such portion of the Registrable  Shares of any Registrable Holder or
         Registrable  Holders of  Registrable  Shares joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company.

         (b)  Notwithstanding  any other  provision  of this  Section  6, if the contemplated  distribution  pursuant  to this  Section 6 shall be by means of an underwriting  and if the underwriter  advises the holders of Registrable  Shares initiating the  registration  request  ("INITIATING  HOLDER(S)")  that marketing factors  require a limitation of the number of shares to be  underwritten,  then
the  Initiating   Holder(s)  shall  so  advise  all  Registrable  Holders  whose
Registrable  Shares would otherwise be  underwritten  pursuant  hereto,  and the number of Registrable  Shares that may be included in the underwriting  shall be allocated  among  such  Registrable  Holders  on  the  basis  of the  amount  of
Registrable  Shares  intended to be included in such  registration  by each such
Registrable  Holder as compared to the aggregate  amount of  Registrable  Shares intended to be  included  by all such  Registrable  Holders;  provided  that the
Company  may  accommodate  the  request of any such Holder that it be allowed to withdraw as a whole or in part from such offering.

         (c) The Corporation  shall not,  pursuant to Section 6(a), be obligated to (i) complete more than three such registrations, or (ii) effect more than one such  registration per 180-day period;  PROVIDED,  HOWEVER,  that a registration shall  not be  counted  as a  registration  under  this  Section  6 unless  such registration  statement  shall  include  at least  thirty  percent  (30%) of the
Registrable Shares for which such registration has been requested;  and PROVIDED
FURTHER,  that if the Initiating Holders withdraw their request for registration during a deferral  period under  Section 6(d) hereof,  such  withdrawal  request shall  not  be  counted  towards  the  number  of  S-3  registrations  permitted hereunder.

         (d) Notwithstanding the foregoing,  if the Corporation shall furnish to the holders  requesting  a  registration  statement  pursuant to this Section 6, within 30 days of such  request,  a  certificate  signed by the President of the
Corporation stating that in good faith judgment of the Board of Directors of the

Corporation,  it would  be  seriously  detrimental  to the  Corporation  and its stockholders  for such  registration  statement  to be filed and it is therefore essential to defer the filing of such  registration  statement,  the Corporation shall have the right to defer  taking  action with  respect to such filing for a period of not more than 180 days after receipt of the request of the  Initiating
Holders.  During any such deferral period,  the Initiating  Holders may withdraw their request, in which case the Initiating Holders will not have been deemed to have made a request for registration under this Section 6.

         7. REGISTRATION PROCEDURES.

         (a) The  Corporation  shall pay all of its expenses in connection  with the  registration  of  Registrable  Shares  pursuant  to Section 5 or Section 6, including expenses incurred in connection with any registration  statements that do not become effective.  Registrable Holders participating in such registration shall  pay  their  pro  rata  share  of  all  underwriting  fees,  discounts  or commissions  attributable to any sale of all or part of their Registrable Shares in connection with any registration,  and shall be required to pay expenses that they  incur  for  their  own  attorneys  or  advisors  in  connection  with  the registration,  but  shall  not  be  required  to  cover  other  expenses  of the registration contracted for by the Corporation.  A Registrable Holder's pro rata share of such underwriting fees,  discounts or commissions will be determined by reference to the number of shares to be sold by such Registrable Holder compared with  the  number  of  shares  to be sold  by all  Registrable  Holders  and the
Corporation pursuant to the registration.

         (b) Whenever the Corporation files a registration statement pursuant to
Section  5 or  Section  6 that is  declared  effective  and that  registers  any
Registrable Shares for resale, the Corporation agrees to use its best efforts to register or qualify the Registrable Shares for sale in those states requested by the person selling the Registrable Shares;  PROVIDED THAT, the Corporation shall not be required to (i)  register or qualify the  Registrable  Shares for sale in any state in which the sale of the Registrable  Shares by the person selling the
Registrable  Shares would be exempt from having to be registered or qualified in such state; (ii) qualify as a foreign  corporation to do business under the laws of any such jurisdiction;  (iii) take any action that would subject it to annual service of process in any  jurisdiction  in which it is not so subject;  or (iv)
take  any  action  that  would  subject  it to the  assessment  of  taxes in any jurisdiction in which it is not so subject.

         (c) If,  subsequent to the  effectiveness  of a registration  statement described  in the  foregoing  provisions  of  Section  5 or  Section  6, (i) the
Corporation  determines  that there are  material  developments  relating to the
Corporation  that  require  the  filing  of a  post-effective  amendment  to the registration statement,  then each Registrable Holder shall refrain from selling any Registrable Shares until such post-effective amendment is declared effective or (ii) a stop order has been issued against the  registration  statement,  each
Registrable  Holder shall refrain from selling any Registrable Shares until such
Registrable  Holder is notified by the Corporation  that the stop order has been withdrawn.

         (d) In connection with any registration under Section 5 or Section 6:

                  (i) The Corporation  shall indemnify each  Registrable  Holder against any loss, claim,  damage,  expense or liability  (including all expenses reasonably  incurred in investigating,  preparing or defending against  any claim  whatsoever)  to which he or it may  become  subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise,  arising out of or based upon any untrue statement or
         alleged  untrue   statement  of  a  material  fact  contained  in  such
         registration  statement or based upon written information  furnished by the  Corporation  filed in any  jurisdiction  in order to  qualify  the
         Registrable  Shares under the securities laws thereof or filed with the
         Securities and Exchange Commission,  any state securities commission or agency,  the National  Association  of Securities  Dealers,  Inc.,  The
         Nasdaq  Stock  Market or any  securities  exchange,  or the omission or alleged  omission  therefrom of a material  fact  required to be stated
         therein or  necessary  to make the  statements  contained  therein  not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation by such  Registrable  Holder  expressly  for use in or  intended  to be
         relied  upon  for  such  registration   statement,   any  amendment  or
         supplement  thereto  or any  application,  as the case  may be.  If any action is  brought  against a  Registrable  Holder in  respect of which indemnity  may be  sought  against  the  Corporation  pursuant  to this
         Section 7(d)(i), such Registrable Holder shall, within thirty (30) days after the receipt of a summons or complaint,  notify the Corporation in writing of the  institution  of such action and the  Corporation  shall assume the defense of such action, including the employment and payment of  reasonable  fees and  expenses  of counsel of  recognized  standing
         (which  shall  include  counsel  serving as the  Corporation's  outside general counsel),  but the failure to give such notice shall not affect such indemnified person's right to indemnification  hereunder except to the extent that the Corporation's defense of such action was materially adversely  affected  thereby.  Each  Registrable  Holder shall have the right to employ his or her own  counsel in any such case,  but the fees and expenses of such counsel shall be borne by such Registrable  Holder unless the  employment  of such counsel is authorized in writing by the
         Corporation  in  connection  with  the  defense  of  such  action,  the
         Corporation  fails to employ  counsel  to handle  the  defense  of such action or such indemnified party reasonably concludes that there may be defenses  available to him or it that are different  from or additional to those  available to the  Corporation  (in which case the Corporation shall not have the right to direct the defense of such action on behalf of the indemnified  party or parties),  in any of which events the fees and expenses of not more than one additional firm of attorneys for such
         Registrable  Holders  shall  be  borne by the  Corporation.  Except  as expressly  provided  in the  previous  sentence,  in the event that the
         Corporation shall have assumed the defense of any such action or claim, the  Corporation  shall not  thereafter  be  liable to any  Registrable
         Holder in  investigating,  preparing  or  defending  any such action or claim.  The  Corporation  agrees to promptly  notify  each  Registrable
         Holder of the commencement of any litigation or proceeding  against the
         Corporation or any of its officers, directors or controlling persons in connection with the resale of the  Registrable  Shares or in connection with such registration statement.

                  (ii) Each Registrable Holder shall severally, but not jointly, indemnify the Corporation,  its officers and directors and each person, if any, who controls the  Corporation  within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any loss,  claim,  damage,  expense or  liability  (including  all expenses reasonably  incurred in  investigating,  preparing or defending against any claim  whatsoever) to which it or they may become subject under the
         Securities  Act, the Exchange  Act or  otherwise,  arising from written information  furnished  by or on  behalf  of  such  Registrable  Holder
         expressly   for  use  in  or  intended  to  be  relied  upon  for  such registration statement.

                  (iii)  If  for  any  reason   the   foregoing   indemnity   is
         unavailable,  or is insufficient  to hold harmless an indemnitee,  then the  indemnifying  party shall contribute to the amount paid or payable by the indemnitee as a result of such loss, claim,  damage,  expense or liability  (i) in such  proportion  as is  appropriate  to reflect  the relative  benefits  received by the indemnifying  party on the one hand and the  indemnitee on the other from the  registration  or (ii) if the allocation  provided by clause (i) above is not permitted by applicable law,  or  provides  a lesser  sum to the  indemnitee  than  the  amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative  benefits  received by the indemnifying  party on the one hand and the  indemnitee  on the  other  but also the  relative fault of the indemnifying party and the indemnitee as well as any other relevant  equitable  considerations.  No person  guilty  of  fraudulent
         misrepresentation   (within  the  meaning  of  Section   11(f)  of  the
         Securities Act) shall be entitled to  contribution  from any person who was not guilty of such fraudulent misrepresentation.

         8.  LEGEND.  Each  certificate   representing  Shares  shall  have  the
following  legend printed or typed thereon,  for so long as such legend shall be applicable:

         "THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN  REGISTERED  UNDER THE
         SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES
         LAWS.  THEY MAY NOT BE SOLD OR  OFFERED  FOR SALE IN THE  ABSENCE OF AN
         EFFECTIVE  REGISTRATION STATEMENT AS TO THE APPLICABLE SECURITIES UNDER
         THE ACT AND ANY STATE  SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM
         REGISTRATION."

         "THE SECURITIES  EVIDENCED HEREBY ARE SUBJECT TO A CERTAIN  STOCKHOLDER
         AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF JANUARY 19, 2006, BY AND
         AMONG THE CORPORATION AND THE STOCKHOLDER  PARTIES  THERETO,  A COPY OF
         WHICH MAY BE OBTAINED  FROM THE  SECRETARY  OF THE  CORPORATION  AT THE
         PRINCIPAL OFFICES OF THE CORPORATION."

Each certificate  representing Shares shall also have any other legends required by applicable  state or federal  securities  laws or any  applicable  state laws regulating the Corporation's business.

All Shares hereafter issued shall bear the same legend.

         9. NOTICES. All notices,  requests and other  communications  hereunder shall be in writing and shall be delivered by courier or other means of personal service,  national  overnight  delivery service,  or certified U.S. mail, return receipt requested,  addressed (i) to the Corporation at One Bridge Street, Suite
56, Irvington, NY 10533, attention: Josh Wexler, or (ii) to a Stockholder at the address  set forth in  SCHEDULE  A hereto or at such  other  address  of which a
Stockholder has given the Corporation  notice.  All such notices shall be deemed to have been delivered on the date personally delivered,  one business day after being delivered to a national  overnight  delivery service or five business days after being deposited in the U.S. Mail.

         10.  WAIVER.  No  waiver  of any  provision  of this  Agreement  in any instance  shall be or for any  purpose  be deemed to be a waiver of the right of any party hereto to enforce strict  compliance with the provisions hereof in any subsequent instance.

         11. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance  with the laws of the State of Delaware  without giving effect to its conflict of laws principals.

         12. BINDING EFFECT AND BENEFITS.  Except as otherwise  provided herein, the terms of this  Agreement  shall be binding upon the parties hereto and their
respective   heirs,   executors,   administrators,   personal   representatives,
successors and assigns,  and shall be binding upon any person to whom any of the
Shares  of  the  parties  are  transferred   and  upon  the  heirs,   executors,
administrators,  personal  representatives,  successors and assigns of each such person.

         13. TERM OF AGREEMENT.  This Agreement shall become effective as of the date first  written  above and shall  remain in full force and effect  until the earliest to occur of the following:  (i) Corporation and all of the Stockholders then  holding  Shares  subject to this  Agreement  shall agree in writing to its termination;  (ii) the offering by the Corporation of shares of the Common Stock of the Corporation pursuant to a registration  statement that is effective under the Securities Act or the  Corporation  otherwise  becoming a reporting  company under Section 12 of the Exchange Act, PROVIDED,  HOWEVER, that the provisions of
Sections 5, 6 and 7 of this Agreement  (and the defined terms and  miscellaneous provisions of this  Agreement  pertaining  thereto) shall remain in effect until satisfied;  (iii)  the  purchase  by one  Stockholder  of  all  the  issued  and outstanding  Shares of the Corporation;  or (iv) the dissolution,  bankruptcy or receivership  of the  Corporation.  Upon  termination  of  this  Agreement,  the
Secretary  of  the  Corporation  shall,  as  appropriate,  upon  tender  of  the certificates for Shares, delete the legends endorsed thereon pursuant to Section
8 of this Agreement.

         14. REMEDIES FOR VIOLATIONS.  Without  limiting other remedies that may be  available  on  account  of a breach of this  Agreement,  in the event of any controversy  concerning the rights or  obligations  under this  Agreement,  such right or  obligation  shall be  enforceable  in a court of equity by a decree of specific performance.

         15. ENTIRE AGREEMENT.  This Agreement contains the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes any prior agreements among the parties  concerning the subject matter hereof.

         16. AMENDMENT.  No change,  modification or amendment of this Agreement shall be valid  unless  the same  shall be in  writing  and signed by all of the parties  to this  Agreement;  PROVIDED,  HOWEVER,  that the  holders of at least ninety percent (90%) of the then outstanding  Registrable  Shares may effect any such change,  modification or amendment,  or may waive any term or provision, of
Sections 5, 6 or 7 of this  Agreement  (and the defined terms and  miscellaneous provisions of this Agreement  pertaining thereto),  which change,  modification, amendment or waiver shall then be binding on all holders of Registrable  Shares;
PROVIDED FURTHER, HOWEVER, that if any such change,  modification,  amendment or wavier shall directly  affect any holder of Registrable  Shares in a manner that is  materially  and adversely  different  than its affect on any other holder of
Registrable  Shares, then such change,  modification,  amendment or wavier shall require the written agreement of the holder or holders of Registrable  Shares so materially and adversely affected.

         17. SEVERABILITY.  The invalidity or unenforceability of any particular provision  of this  Agreement  shall not  affect  the other  provisions  of this
Agreement,  and this  Agreement  shall be  construed  in all respects as if such invalid or unenforceable provision were omitted.

         18.  SECTION  AND  OTHER  HEADINGS.  The  section  and  other  headings contained in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement.  The parties hereto agree that any rule of construction  to the effect  that  ambiguities  are to be  resolved  against the drafting party shall not be applied in the  construction  or  interpretation  of this Agreement.

         19.  COUNTERPARTS.  This  Agreement  may be  executed  in  one or  more counterparts,  each of  which  shall  be  deemed  an  original  and all of which together shall constitute one and the same instrument.

         20. CONSTRUCTION.  Whenever required by the context,  references herein to the singular shall include the plural and the masculine  gender shall include the feminine and neuter genders.

                            [Signature page follows]

         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the day and year first above written.

                                            SOFT WAVE MEDIA, INC.

                                            By:  /s/ Josh Wexler
                                                 -------------------------------
                                                 Name: Josh Wexler
                                                 Title:CEO

                                            SOFT WAVE MEDIA, LLC

                                            By:  /s/ Charles Omphalius
                                                 -------------------------------
                                                 Name: Charles Omphalius
                                                 Title: Manager

                                            /s/ Robert A. Berman
                                            ------------------------------------
                                            Robert A. Berman

                                            /s/ Debbie Berman
                                            ------------------------------------
                                            Debbie Berman

                                            VISTA DEVELOPMENT, LLC

                                            By:
                                                 /s/ Robert A. Berman
                                                 -------------------------------
                                                 Name:  Robert A. Berman
                                                 Title: Manager

                                            SOFTWAVE HOLDINGS TRUST

                                            By:
                                                 /s/ Scott Kaniewski
                                                 -------------------------------
                                                 Name:  Scott Kaniewski
                                                 Title: Trustee

                                            /s/ Stacey Kaniewski
                                            ------------------------------------
                                            Stacey Kaniewski

                                            KANIEWSKI FAMILY LIMITED PARTNERSHIP

                                            By:
                                                 /s/ Scott Kaniewski
                                                 -------------------------------
                                                 Name: Scott Kaniewski
                                                 Title: General Partner

                                            KFP TRUST

                                            By:
                                                 /s/ Stacey Kaniewski
                                                 -------------------------------
                                                  Name: Stacey Kaniewski
                                                   Title: Trustee

                                            /s/ Paul deBary
                                            ------------------------------------
                                            Paul deBary

                                            /s/ Robert H. Friedman
                                            ------------------------------------
                                            Robert H. Friedman

                                            FOX HOLLOW LANE, LLC

                                            By:  /s/ Charles A. Degliomini
                                                 -------------------------------
                                                 Name: Charles A. Degliomini
                                                 Title: Manager

                                            THE ZITTLOSEN VOLLBRACHT
                                            FAMILLY, LLC

                                            By:  /s/ Maria Elizabeth Montero
                                                 -------------------------------
                                                 Name: Maria Elizabeth Montero
                                                 Title: Director

                                            /s/ Jonathan Farrow
                                            ------------------------------------
                                            Jonathan Farrow

                                            BERMAN LIVING TRUST
                                            DATED 2/17/00

                                            By:  /s/ Pamela J. Bergman
                                                 -------------------------------
                                                 Name: Pamela J. Bergman
                                                 Title: Trustee

                                            /s/ Robert Wong
                                            ------------------------------------
                                            Robert Wong